EXHIBIT 10.21

Amended Schedule of Meditrust Facility Leases
Which are Substantially Similar to the Facility Lease Attached as Exhibit 99.1
To the Registrant's Form 8-K Filed December 2, 1997

Facility Name	Location	Leasing Commitment Fee	Original Meditrust Investment	Base Rent	No. of Units in Facility
Alterra Clare Bridge of Charleston	Charleston, South Carolina	$ 15,381.00	$ 4,075,366.00	$ 372,488.00	38
Alterra Clare Bridge of Charlotte	Charlotte, North Carolina	19,516.00	5,170,973.00	472,627.00	52
Alterra Clare Bridge of Columbia	Columbia, South Carolina	14,321.00	3,794,584.00	346,825.00	38
Alterra Clare Bridge of Greensboro	Greensboro, North Carolina	14,559.00	3,857,509.00	352,576.00	38
Alterra Clare Bridge of Jacksonville	Jacksonville, Florida	14,070.00	3,728,171.00	340,755.00	38
Alterra Sterling House of Faribault	Faribault, Minnesota	4,474.00	1,185,390.00	108,345.00	20
Alterra Sterling House of Manitowoc	Manitowoc, Wisconsin	4,101.00	1,086,608.00	99,316.00	20
Alterra Sterling House of Mankato	Mankato, Minnesota	4,847.00	1,284,173.00	117,373.00	20
Alterra Sterling House of Middleton	Middleton, Wisconsin	5,592.00	1,481,738.00	135,431.00	20
Alterra Sterling House of Neenah	Neenah, Wisconsin	5,219.00	1,382,955.00	126,402.00	20
Alterra Sterling House of Oshkosh	Oshkosh, Wisconsin	4,101.00	1,086,608.00	99,316.00	20
Alterra Sterling House of Sauk Rapids	Sauk Rapids, Minnesota	3,728.00	987,825.00	90,287.00	20
Alterra Sterling House of Sun Prairie	Sun Prairie, Wisconsin	4,474.00	1,185,390.00	108,345.00	20
Alterra Sterling House of Willmar	Willmar, Minnesota	4,474.00	1,185,390.00	108,345.00	20
Alterra Sterling House of Winona	Winona, Minnesota	4,847.00	1,284,173.00	117,373.00	20
Alterra Wynwood of Charlotte	Charlotte, North Carolina	26,492.00	7,019,381.00	641,571.00	72
Alterra Wynwood of Greensboro	Greensboro, North Carolina	26,031.00	6,897,281.00	639,411.00	72
Alterra Wynwood of Meridian	Haslett, Michigan	26,248.00	6,954,771.00	635,666.00	60
Alterra Sterling House of Plymouth	Plymouth, Wisconsin	NONE	760,000.00	73,720.00	15